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                                                                     EXHIBIT 4.1


     TEMPORARY CERTIFICATE: EXCHANGEABLE FOR DEFINITIVE ENGRAVED CERTIFICATE
                             WHEN READY FOR DELIVERY
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                                 DAYTON SUPERIOR

       CLASS A                                                     CLASS A
    COMMON SHARES                                               COMMON SHARES

                           DAYTON SUPERIOR CORPORATION

                INCORPORATED UNDER THE LAWS OF THE STATE OF OHIO

       WITHOUT                                                CUSIP 240028 10 0
      PAR VALUE
                                                               SEE REVERSE FOR
                                                             CERTAIN DEFINITIONS

This certifies that






is the owner of


             FULLY PAID AND NON-ASSESSABLE CLASS A COMMON SHARES OF
                           DAYTON SUPERIOR CORPORATION
transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.
   Witness the facsimile seal of the corporation and the facsimile signatures of its duly authorized officers.


Dated:


/s/Douglas L. Good                   [SEAL]                    /s/John S. Smith
SECRETARY                                                     PRESIDENT & CHIEF
                                                              EXECUTIVE OFFICER

Countersigned and Registered:
     AMERICAN STOCK TRANSFER & TRUST COMPANY

By:                                                               Transfer Agent
                                                                  and Registrar,


                                                              Authorized Officer

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                           DAYTON SUPERIOR CORPORATION

TERMS OF SHARES

Dayton Superior Corporation will mail to the holder of the Class A Common Shares represented by this Certificate, without charge, within five days after receipt of a written request therefor, a copy of the express terms of the Class A Common Shares and of the other classes and series of shares which the Corporation is authorized to issue.

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     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common     UNIF TRAN MIN ACT - ........Custodian........
                                                        (Cust)          (Minor)
TEN ENT - as tenants by the entireties         under Uniform Transfers to Minors

JT TEN  - as joint tenants with right                  Act .....................
          of survivorship and not as                             (State)
          tenants in common


     Additional abbreviations may also be used though not in the above list.
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        FOR VALUE RECEIVED, _______ HEREBY SELL, ASSIGN AND TRANSFER UNTO

     PLEASE INSERT SOCIAL SECURITY OR OTHER
        IDENTIFYING NUMBER OF ASSIGNEE
     --------------------------------------

     --------------------------------------

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     PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE,
                                   OF ASSIGNEE

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                                                                          SHARES
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OF THE CAPITAL SHARES REPRESENTED BY THE WITHIN CERTIFICATE, AND DO HEREBY
IRREVOCABLY CONSTITUTE AND APPOINT

                                                                        ATTORNEY
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TO TRANSFER THE SAID SHARES ON THE BOOKS OF THE WITHIN-NAMED CORPORATION WITH
FULL POWER OF SUBSTITUTION IN THE PREMISES.

DATED                              ________________________________________


                                   ________________________________________
                                   NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.